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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 13, 1998

              Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                   333-27355                   13-3526694
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
    of Incorporation)                                        Identification No.)

            One New York Plaza                                     10292
           New York, New York                                    (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code (212) 778-1000

                                   No Change
         (Former name or former address, if changed since last report)

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

      Item 2. Acquisition or Disposition of Assets

      Description of the Notes and the Mortgage Loans

      Prudential Securities Secured Financing Corporation registered issuances of up to $1,500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-27555) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Mortgage Lenders Network Home Equity Loan Trust 1998-1 (the "Trust") issued $120,000,000 in aggregate principal amount of its Asset Backed Notes, Series 1998-1 (the "Notes"), on March 13, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

      The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of March 1, 1998, between Mortgage Lenders Network Home Equity Loan Trust 1998-1, Mortgage Lenders Network USA, Inc., in its capacity as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, in its capacity as trustee (the "Trustee"). The Notes represent obligations of the Trust, which obligations are secured by a pledge of mortgage loans and certain related property. Norwest Bank Minnesota, National Association, will serve as indenture trustee with respect to the Notes and the Registrant is filing herewith as Exhibit 25.1 to this Form 8-K, the Form T-1 Statement of Eligibility for the Trustee.

      The assets of the Trust consist primarily of fixed-rate, closed-end, conventional, monthly pay, mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

      Interest distributions on the Notes are based on the aggregate principal balance thereof and the then applicable Note Interest Rate thereof. The Note Interest Rate is 6.755% for each Interest Period prior to the Initial Redemption Date and 7.255% for each Interest Period thereafter.

      As of February 17, 1998, the Mortgage Loans possessed the characteristics described in the Prospectus dated June 10, 1997 and the Prospectus Supplement dated March 5, 1998 filed pursuant to Rule 424(b)(2) of the Act on March 11, 1998.

      Item  7.  Financial  Statements,   Pro  Forma  Financial  Information  and
                Exhibits.

      (a)   Not applicable


      (b)   Not applicable

      (c) Exhibit 1.1. Underwriting Agreement, dated March 5, 1998, between Prudential Securities Secured Financing Corporation ("PSSFC") and Prudential Securities Incorporated ("PSI").

            Exhibit 1.2. Indemnity Agreement, dated March 5, 1998, from Mortgage Lenders Network USA, Inc. ("MLN") to PSSFC, PSI and First Union Capital Markets, a division of Wheat First Securities Corp. ("First Union")

            Exhibit 1.3. Indemnity Agreement, dated March 5, 1998, from First Union to PSSFC and PSI.

            Exhibit 2.1. Mortgage Loan Sale Agreement, dated as of March 1, 1998, among MLN, Norwest and PSSFC.

            Exhibit 2.2. Mortgage Loan Contribution Agreement, dated as of March 1, 1998, between Mortgage Lenders Network Home Equity Loan Trust 1998-1 ("Issuer")

            Exhibit 4.1. Indenture, dated as of March 1, 1998, between the Issuer and Norwest.

            Exhibit 4.2. Deposit Trust Agreement, dated as of March 1, 1998, among PSSFC, Wilmington Trust Company, as Owner Trustee, Norwest and MLN.

            Exhibit 5.1. Opinion of Dewey Ballantine LLP regarding legality.

            Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters.

            Exhibit 10.1. MBIA Insurance Policy, dated March 13, 1998.

            Exhibit  23.1.  Consent  of  Coopers  &  Lybrand  L.L.P.   regarding
            financial statements of the MBIA Insurance Corporation and their report.

            Exhibit 25.1. Form T-1 Statement of Eligibility.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                             PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
                                as Depositor and on behalf of Mortgage Lenders Network Home Equity Loan Trust 1998-1
                             Registrant

                                         By: /s/ MARY ALICE KOHS
                                             -----------------------------------
                                               Name:  Mary Alice Kohs
                                               Title: Vice President

Dated:  March 23, 1998

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

Exhibit 1.1. Underwriting Agreement, dated March 5, 1998, between Prudential Securities Secured Financing Corporation ("PSSFC") and Prudential Securities Incorporated ("PSI").

Exhibit 1.2. Indemnity Agreement, dated March 5, 1998, from Mortgage Lenders Network USA, Inc. ("MLN") to PSSFC, PSI and First Union Capital Markets, a division of Wheat First Securities Corp. ("First Union")

Exhibit 1.3. Indemnity Agreement, dated March 5, 1998, from First Union to PSSFC and PSI.

Exhibit 2.1. Mortgage Loan Sale Agreement, dated as of March 1, 1998, among MLN, Norwest and PSSFC.

Exhibit 2.2. Mortgage Loan Contribution Agreement, dated as of March 1, 1998, between Mortgage Lenders Network Home Equity Loan Trust 1998-1 ("Issuer")

Exhibit 4.1.      Indenture, dated as of March 1, 1998, between the Issuer and
                  Norwest.

Exhibit 4.2. Deposit Trust Agreement, dated as of March 1, 1998, among PSSFC, Wilmington Trust Company, as Owner Trustee, Norwest and MLN.

Exhibit 5.1.      Opinion of Dewey Ballantine LLP regarding legality.

Exhibit 8.1.      Opinion of Dewey Ballantine LLP regarding tax matters.

Exhibit 10.1.     MBIA Insurance Policy, dated March 13, 1998.

Exhibit 23.1. Consent of Coopers & Lybrand LLP regarding financial statements of the MBIA Insurance Corporation and their report.

Exhibit 25.1.     Form T-1 Statement of Eligibility